Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
Omaha, Nebraska

December 19, 2022

MEDIA CONTACT:

Karen Marotta

Greystone

212-896-9149

Karen.Marotta@greyco.com

INVESTOR CONTACT:

Andy Grier

Senior Vice President

402-952-1235

Greystone Housing Impact Investors LP Announces Regular Quarterly Distribution and Supplemental Distributions

Omaha, Nebraska – On December 19, 2022, Greystone Housing Impact Investors LP (NYSE: GHI) (the “Partnership”) announced that the Board of Managers of Greystone AF Manager LLC (“Greystone Manager”) declared a distribution to the Partnership’s Beneficial Unit Certificate (“BUC”) holders of $0.67 per BUC. The distribution consists of a regular quarterly cash distribution of $0.37 per BUC, a supplemental cash distribution of $0.10 per BUC, and a supplemental distribution payable in the form of additional BUCs equal in value to $0.20 per BUC. The supplemental distribution of additional BUCs will be paid at a ratio of 0.0105 BUCs for each issued and outstanding BUC as of the record date, which represents an amount per BUC based on the closing price of the BUCs on the New York Stock Exchange on December 16, 2022 of $19.05 per BUC. No fractional BUCs will be issued in connection with the supplemental BUCs distribution, as all fractional BUCs resulting from the distribution will receive cash for such fraction based on the market value of the BUCs on the record date. The Partnership expects to issue an aggregate of approximately 235,000 BUCs for the supplemental BUCs distribution.

The regular and supplemental distributions will be paid on January 31, 2023 to all BUC holders of record as of the close of trading on December 30, 2022. The BUCs will trade ex-distribution as of December 29, 2022.

The supplemental distributions in the form of cash and additional BUCs reflect the Partnership’s continuing intent to distribute a substantial portion of the net earnings of the Partnership for 2022. The payment of the supplemental distribution in the form of BUCs allows the Partnership to retain capital to fund future investment opportunities at a low cost and is non-dilutive to current BUC holders.

“The Board’s distribution decision demonstrates its consistent intent to distribute the Partnership’s earnings to unitholders,” said Kenneth C. Rogozinski, Chief Executive Officer of the Partnership. “We believe that the distributions declared during 2022, which totaled approximately $2.14 per BUC, demonstrate the successful execution of our investment strategies for the benefit of our unitholders.”

Greystone Manager is the general partner of America First Capital Associates Limited Partnership Two, the Partnership’s general partner. Distributions to the Partnership’s BUC holders, including regular and any supplemental distributions, are determined by Greystone Manager based on a disciplined evaluation of the Partnership’s current and anticipated operating results, financial condition and other factors it deems relevant. Greystone Manager continually evaluates the factors that go into BUC holder distribution decisions, consistent with the long-term best interests of the BUC holders and the Partnership.

About Greystone Housing Impact Investors LP

Greystone Housing Impact Investors LP (formerly known as America First Multifamily Investors, L.P.) was formed in 1998 under the Delaware Revised Uniform Limited Partnership Act for the primary purpose of acquiring, holding, selling and otherwise dealing with a portfolio of mortgage revenue bonds which have been issued to provide construction and/or permanent financing for affordable multifamily, seniors and student housing properties. The Partnership is pursuing a business strategy of acquiring additional mortgage revenue bonds and other investments on a leveraged basis. The Partnership expects and believes the interest earned on these mortgage revenue bonds is excludable from gross income for federal income tax purposes. The Partnership seeks to achieve its investment growth strategy by investing in additional mortgage revenue bonds and other investments as permitted by its Second Amended and Restated Limited Partnership Agreement, dated December 5, 2022, taking advantage of attractive financing structures available in the securities market, and entering into interest rate risk management instruments. Greystone Housing Impact Investors LP press releases are available at www.ghiinvestors.com.

Safe Harbor Statement

Certain statements in this press release are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, international conflicts, and the novel coronavirus (“COVID-19”) on business operations, employment, and financial conditions; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies we may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on our investments and our cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, high commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility;

the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; potential exercising of redemption rights by the holders of the Series A Preferred Units; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration within the mortgage revenue bond and governmental issuer loan portfolio held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting our business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.